

InfuSystem®

SAFE. SMART. TRUSTED.℠

Enabling Continuity of Care for Patients, From the Clinic to Their Home

Investor Presentation

September 2020 I (NYSE American: INFU)

Forward-Looking Statement / Non-GAAP Measures

Forward-Looking Statement

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, business plans, objectives and prospects, future operating or financial performance. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "should," "plan," "expect," "strategy," "future," "likely," variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law and other risk factors disclosed in the Company's most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. All forward-looking statements made in this presentation speak only as of the date hereof. InfuSystem does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Non-GAAP Measures

This presentation contains information prepared in conformity with GAAP as well as non-GAAP financial information. The Company believes that the non-GAAP financial measures presented in this presentation provide useful information to the Company's management, investors and other interested parties about the Company's operating performance because they allow them to understand and compare the Company's operating results during the current periods to the prior year periods in a more consistent manner. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP, and similarly titled non-GAAP measures may be calculated differently by other companies. The Company calculates those non-GAAP measures by adjusting for nonrecurring items that are not part of the normal course of business and that the Company's management does not believe it will have similar comparable year-over-year items. A reconciliation of those measures to the most directly comparable GAAP measures is provided in Appendix A of this presentation.

Investment Highlights

Enterprise Value* **$326M**

Market Cap* **$285M**

Shares Out **20.2M**

- Enabling continuity of patient care from the hospital/clinic into the home by providing durable medical equipment (DME), including ambulatory infusion pumps and related services
- Growing $10B North American home infusion therapy market driven by rising health care costs, an aging population, medical innovation, patient satisfaction and other factors such as COVID-19
- Sustainable competitive advantages serving multiple stakeholders through two platforms: Durable Medical Equipment (DME) and Integrated Therapy Services (ITS)
- Gaining market share by providing best-in-class products and services including equipment logistics and maintenance, patient support and education, and revenue cycle management
- 2019 revenues of $81.1M, up 17.2% y/y; 2020 revenue guidance of $94-$97M
- Strategy to continue leveraging DME and ITS platforms by entering new multibillion-dollar therapy markets

*Market data as of August 28, 2020

InfuSystem: Who We Are

- Leading North American provider of services and solutions facilitating outpatient care
- Double-digit growth through two proven business platforms: Durable Medical Equipment (DME) & Integrated Therapy Services (ITS)
- Third-party payer contracts covering nearly 95% of the U.S. population, providing the "last mile, quality medical equipment solution" to 6,500+ sites of care
- Services are device agnostic and scalable to support multiple therapies
- We partner with providers to improve quality of life, while improving patient satisfaction and outcomes at home
- 94K medical devices in fleet
- National scale covering 8 out of 10 top hospitals nationwide*
- Five major service areas serving the U.S. and Canada with nearly 300 employees

*Source: *U.S. News & World Report*, Best Hospitals. July 2019

Two Proven Business Platforms

Growth Driven by Market Share Gains and New Therapy Opportunities

ITS $51.5M **(64%)**

INTEGRATED THERAPY SERVICES (ITS)

Facilitate outpatient care for patients requiring therapy utilizing durable medical equipment



Total 2019
Revenue:
$81.1 Million

SALES BY SEGMENT

DME $29.6M **(36%)**

DURABLE MEDICAL EQUIPMENT (DME) SUPPORT SERVICES

Equipment and consumable sales/lease to hospitals, clinics and home infusion providers

DME Platform

Traditional Medical Distribution, Lower-Margin, High-Turn Model


Source
Devices
Sale/Lease to
Hospitals & Clinics
Medical Device
Device Repair &
Maintenance
Supply Consumables to
Hospitals & Clinics

- Pump rentals and VAR sales (new devices)
- Broker/trader sales (used devices)
- Biomedical service and repair
- Direct payer model, INFU is paid directly by the hospital/clinic/homecare provider

ITS Platform

Unique and Scalable, High-Margin, High-Service Model


Device Logistics
Clinical Support/ Case Management
Medical Device
Device Repair & Maintenance
Revenue Cycle Management

- Supply medical equipment and proprietary consumables for outpatient care
- Hospital, clinician and patient customer service
- Third-party payer model, INFU is paid by the patient's medical insurance provider

Competitive Advantages

Significant Barriers to Entry Based on Unique Focus, National Scale and Established Payer Network

Clinical Care

InfuSystem 24/7 Nursing Team provides continuous patient support to minimize risk and improve outcomes. Our workflow solutions for clinicians encourage best practice standards.

Patient Safety

InfuSystem Mobile is the only patient app facilitating two-way patient and clinical team communication to maintain peace of mind.

Quality Control

ISO 9001 Certified and CHAP Certified.


Patient
Wellness

Scalability

Over 6,500 customers — complete coverage of North America.

Biomedical Services

World-class biomedical service group at all five facilities.

Payer Contracts

Participating in-network provider with nearly 675 health insurance plans covering 95% of the U.S. population.

Centralized Billing Solution

Dedicated revenue cycle management team of 60 experts.

"The patient is at the center of everything we do."

Continuing to Leverage the ITS Platform

Growth Strategy to Address Additional Therapy Segments


Evaluation
Go to Market Strategy
Launch
Growth/Traction
Established
Oncology
Pain Management
Negative Pressure Wound Therapy
Future Therapies

- Over $900M current realizable opportunities
- Future therapy segments being evaluated with multibillion-dollar potential
- Minimal expense to add new therapy segments given current infrastructure — repeatable processes


$81.1 million 2019 revenue
Over $900 million current realizable opportunities
Potential future therapy segments

InfuSystem

Synergistic Infrastructure

Leveraging Existing Infrastructure to Layer in New Therapies With Minimal Added Expense

- Clinical Team
- Revenue Cycle Team
- Biomedical Team
- Logistics Team
- Sales Team

Oncology

Pain Management

Negative Pressure Wound

Future Therapies

ITS Model: Platform Proven in Oncology

InfuSystem ITS Value Proposition



Opportunity: Oncology Home Treatment

- Large capital expense for clinics in addition to maintenance and nightly triage
- Reduced staff available to help patients with infusion pump questions and billing

Solution: Outpatient Treatment

- Infusion devices fleet, inventoried and ready for distribution
- Patient maintains quality of life (work, events, family, rest in their own home)
- Clinics maintain control of patient care and medication
- Increased patient satisfaction
- Improved treatment outcomes

Delivery: InfuSystem ITS

- Oncology market leader with over 2,100 sites of care
- Changed paradigm of care for patients, providers and payers
- Mitigates risk, management and maintenance of infusion pumps
- Reduces clinician and staff workload to allow greater focus on patient care
- Manages medical billing and reimbursement process
- Case managers provide pump education, billing assistance and additional 24/7 care

Well-Diversified & Strategic Payer Relationships

% Cash Collected by Payer 2019


Private Pay: **2.4%**
Medicaid: **1.1%**
~ **6,500** Direct Pay Hospital and Alternate Site Customers
Hospital / Alternate Site Direct Pay: **48.8%**
Commercial Payer: **47.7%**
No Single Payer Greater than **10.9%**

Second Quarter Financial Results


Net Revenue
2020
$26.0M
2019
$19.7M
Net Income
2020
$4.1M
2019
$0.3M
AEBITDA[(1)]
2020
$8.5M
2019
$4.5M
Op Cash Flow
2020
$3.7M
2019
$3.0M

(1) See Appendix A.

First Half Financial Results



Net Revenue
2020
$47.6M
2019
$37.9M
Net Income (loss)
2020
$3.7M
2019
($0.6M)
AEBITDA(1)
2020
$12.5M
2019
$7.6M
Op Cash Flow
2020
$4.3M
2019
$4.3M

(1) See Appendix A.

Full Year Financial Results


Net Revenue
2019
$81.1M
2018
$67.1M
Net Income (loss)
2019
$1.4M
2018
($1.1)M
AEBITDA[1]
2019
$18.2M
2018
$13.8M
Op Cash Flow
2019
$13.9M
2018
$11.4M

(1) See Appendix A.

InfuSystem
SAFE. SMART. TRUSTED.

Financial Trend & Current 2020 Guidance



Net Revenues(1) & AEBITDA(2)
Revenue ($ Millions)
AEBITDA ($ Millions)
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
$30
$25
$20
$15
$10
$5
$0
$65.7
$13.0
$65.5
$11.7
$67.1
$13.8
$81.1
$18.2
$37.9
$7.6
$94.0 - $97.0
$23.0 - $26.0
$47.6
$12.5
2016A
2017A
2018A
2019A
2020E (3)
Annual Net Revenue
Annual AEBITDA
First Half Net Revenue
First Half AEBITDA

Notes:

1. 2016-2017 consolidated revenues have been adjusted to reflect the effect of the adoption of ASC 606 in 2018.
2. See Appendix A.
3. We continue to prepare for potential impacts that the current COVID-19 pandemic will have on our previously communicated FY 2020 targets.

Financial Trend & Current Targets


Cash Flows From Operations
($ Millions)
$16.5
$15.0
$13.5
$12.0
$10.5
$9.0
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
% of Net Revenue
20.0%
18.5%
17.0%
15.5%
14.0%
12.5%
11.0%
$7.9
$7.7
$11.4
$13.9
$16.0 - $18.0
$4.3
$4.3
2016A
2017A
2018A
2019A
2020E
Annual Cash Flows From Operations
Annual % of Pro Forma Net Revenue
First Half Cash Flows From Operations

Recent Accomplishments & Corporate Priorities

- ☑ Dominant market share and sales increases in oncology home therapy market — *Late 2018/2019*
- ☑ Proactive patient engagement initiative launched to improve revenue cycle management — *1Q 2020*
- ☑ Entered negative pressure wound therapy market with partner, Cardinal Health — *February 2020*
- ☑ Executed on significant need for infusion pumps driven by COVID-19 outbreak — *1H 2020*
- ☑ Raised annual revenue target from $89M to $94–$97M — *August 2020*

- ☐ Core oncology business is unaffected by exterior forces
- ☐ Announce new contracts with health plans and health care systems
- ☐ Develop new partnerships to enable entry into additional ITS therapy markets
- ☐ Continuous drive to improve operational efficiencies and expanding margins

Summary

- Two proven platforms that enable the delivery of patient care from the clinic into the home, driving double-digit revenue, cash flow growth and accelerating profit.
- Market opportunities driven by rising health care costs, an aging population, medical innovation, patient satisfaction and other factors such as COVID-19
- Gaining share in a growing market by providing best-in-class products and services
- Sustainable competitive advantages by serving multiple stakeholders on a national scale
- Strategy to add new devices and enter new therapy segments to leverage existing platforms providing a low cost of entry due to increased utilization of current infrastructure.





Richard DiIorio – President, Chief Executive Officer & Director
Joined InfuSystem: 2004



Barry Steele – Executive Vice President & Chief Financial Officer
Joined InfuSystem: 2020



Carrie Lachance, BSN, RN, CRNI – Executive Vice President & Chief Operating Officer
Joined InfuSystem: 2010

Executive Team

Seasoned Industry Experience Including: Pharmaceutical, Health Care, Life Sciences, Medical Device, Automotive OEM, Public Accounting, Military, Retail, Consumer Brands, Digital Advertising, Consulting & High-Tech



Jeannine Lombardi Sheehan – Executive Vice President & Chief Administrative Officer
Joined InfuSystem: 2019



Tom Ruiz – Executive Vice President & Chief Commercial Officer
Joined InfuSystem: 2010

InfuSystem
SAFE. SMART. TRUSTED.

InfuSystem

SAFE. SMART. TRUSTED.

Questions & Answers



Appendix A –

GAAP to NON-GAAP Reconciliation

NET INCOME (LOSS) TO ADJUSTED EBITDA:	Twelve Months Ended December 31				Six Months Ended June 30		Three Months Ended June 30	
(in thousands)	2016	2017	2018	2019	2019	2020	2019	2020
GAAP net income (loss)	(222)	(20,707)	(1,095)	1,361	(579)	3,722	381	4,140
Adjustments:								
Interest expense	1,344	1,332	1,420	1,904	948	735	488	332
Income tax provision (benefit)	(142)	15,450	53	163	122	54	63	25
Depreciation	6,895	6,963	6,659	7,940	3,676	4,782	1,896	2,454
Asset impairment	-	993	-	-	-	-	-	-
Amortization	3,849	5,560	4,649	4,402	2,249	2,150	1,124	1,075
Non-GAAP EBITDA	**$11,724**	**$9,591**	**$11,686**	**$15,770**	**$6,416**	**$11,443**	**$3,952**	**$8,026**
Stock compensation costs	462	682	957	997	530	563	284	357
ASC 842 accounting principle change	-	-	-	252	108	-	108	-
Office move expenses	-	-	-	258	-	17	-	-
Restatement costs	394	28	-	-	-	-	-	-
Early termination fees for capital leases	-	292	98	190	190	-	-	-
Exited facility costs	-	-	44	-	6	-	-	-
Management reorganization/transition costs	153	737	250	76	45	461	-	76
Fees to integrate business of other provider	-	-	-	163	-	-	-	-
Contested proxy and other shareholder costs	-	200	251	23	-	-	-	-
Certain other nonrecurring costs	304	160	476	491	347	34	179	6
Non-GAAP Adjusted EBITDA	**$13,037**	**$11,690**	**$13,762**	**$18,220**	**$7,642**	**$12,518**	**$4,523**	**$8,465**

Appendix B –

Select Balance Sheet Data

	December 31, 2018	December 31, 2019	June 30, 2020
	(In Thousands, Except Share Data)		
Cash and Cash Equivalents	$ 4,318	$ 2,647	$ 482
Available Liquidity [(1)]	13,471	21,258	11,714
Working Capital, Less Cash	3,332	2,893	9,741
Medical Equipment, Net	23,488	33,225	36,962
Total Assets	64,073	79,224	83,969
Total Debt	33,745	38,377	40,868
Total Liabilities	43,632	56,890	57,767
Total Stockholders' Equity	20,441	22,334	26,202
Outstanding Shares	19,577	19,882	20,113

(1) Calculated as cash plus borrowing availability under revolving bank loans and other open borrowing commitments.